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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026
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WORKHORSE GROUP INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
48443 Alpha Drive #190, Wixom, Michigan 48393
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (888) 646-5205

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WKHS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 17, 2026, Workhorse Group Inc. (the “Company”) entered into a binding settlement term sheet (the “Term Sheet”) by and among the Company and Coulomb Solutions, Inc. to resolve the previously disclosed legal action captioned Coulomb Solutions, Inc. vs. Workhorse Technologies, Inc., Case No. 2:24-cv-11048 filed in the United States District Court for the Eastern District of Michigan (the “Litigation”).

The Term Sheet provides for, among other things, the final dismissal of the Litigation with prejudice in exchange for the Company’s payment of $4.3 million (the “Settlement Amount”). Final dismissal of the Litigation is subject to the finalization of a definitive settlement agreement not inconsistent with the Term Sheet by April 30, 2026 and the Company’s payment of the Settlement Amount no later than May 28, 2026.

The Company expects to fund the payment of the Settlement Amount through borrowing under its existing credit facilities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended, which reflect the Company’s current views and beliefs with respect to future events. All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements relating to the resolution of the Litigation and the Company’s expectations regarding the source of funds to pay the Settlement Amount, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties, which may cause actual results to differ, and include but are not limited to the parties’ finalizing a definitive settlement agreement, the Company’s payment of the Settlement Amount and the availability of the Company’s existing credit facilities to fund such payment. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s reports filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and current reports on Form 8-K. The Company does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: April 23, 2026	By: /s/ Robert M. Ginnan
Name: Robert M. Ginnan
Title: Chief Financial Officer